SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.35)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               The Arbor Fund
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
-----------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11(1).


         1)  Title of each class of securities to which transaction applies:

             _________________________________________________________________


         2)  Aggregate number of securities to which transaction applies:

             _________________________________________________________________


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             _________________________________________________________________


         4)  Proposed maximum aggregate value of transaction:

             _________________________________________________________________



         5)  Total fee paid:

             _________________________________________________________________



[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0_11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.


         3)  Filing Party:


         4)  Date Filed:

                                 THE ARBOR FUND
                           GOLDEN OAK GROWTH PORTFOLIO
                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO


             ------------------------------------------------------

                        IMPORTANT SHAREHOLDER INFORMATION

             ------------------------------------------------------

This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Portfolios. Each proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to the Portfolios. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the board of trustees.

Please spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Portfolios will not need to conduct additional mailings. You may also vote through the Internet by following the instructions on your proxy card.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                                 THE ARBOR FUND
                           GOLDEN OAK GROWTH PORTFOLIO
                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
            (EACH A "PORTFOLIO," AND COLLECTIVELY, THE "PORTFOLIOS")

                            C/O SEI INVESTMENTS, INC.
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456


Dear Shareholder,

     Enclosed with this letter is a proxy ballot, proxy statement and related information concerning a special meeting of shareholders of the Golden Oak Tax-Managed Equity Portfolios and the Golden Oak Growth Portfolio.

     The purpose of this proxy package is to announce that a Shareholder Meeting for Golden Oak Tax-Managed Equity Portfolio and Golden Oak Growth Portfolio has been scheduled for June 11, 2001. If you were a shareholder of record as of the close of business on Wednesday, April 25, 2001, you are entitled to vote at the meeting and any adjournment of the meeting. The purposes of the meeting are to submit the following proposals to shareholders for a vote:

Proposal   1:   The  new   sub-advisory   agreement   between   Citizens   Bank,
Nicholas-Applegate Capital Management, Inc. and the Trust, on behalf of the Golden Oak Growth Portfolio; and

Proposal   2:   The  new   sub-advisory   agreement   between   Citizens   Bank,
Nicholas-Applegate Capital Management, Inc. and the Trust, on behalf of the Golden Oak Tax-Managed Equity Portfolio.

     Sub-Advisory Agreement. On January 31, 2001, Allianz of America, Inc. ("Allianz"), completed the acquisition (the "transaction") of all of the outstanding shares of Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate"), the Portfolios' investment sub-adviser. Nicholas-Applegate's name and management remains unchanged following the transaction. Each Portfolio's previous investment sub-advisory agreement with Nicholas-Applegate (the "Old Sub-Advisory Agreement") contained provisions which provided for the termination of the agreement upon its assignment. The change in control of Nicholas-Applegate as a result of the transaction is considered an assignment, which requires shareholder approval by each Portfolio.

     In anticipation of the transaction, the Trust's Board of Trustees met on November 13, 2000 to consider and approve an interim investment sub-advisory agreement between and among Citizens Bank, the Portfolios' investment adviser, Nicholas-Applegate and the Trust, on behalf of each of the Portfolios (the "Interim Agreement"). On February 20, 2001, the Trust's Board of Trustees met to consider and approve the new investment advisory agreement between these parties (the "New Sub-Advisory Agreement"). Nicholas-Applegate has served as investment sub-adviser to each of the Portfolios under the Interim Agreement since the transaction. The Interim Agreement is scheduled to expire on June 30, 2001, or upon shareholder approval of the New Sub-Advisory Agreement.

     The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Old Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination. The enclosed proxy statement describes the transaction in greater detail, and explains the basis for the Board of Trustees' decision to approve the New Sub-Advisory Agreement and recommend it to the Portfolios' shareholders. Shareholders of each Portfolio must approve the New Sub-Advisory Agreement separately. We encourage you to read it carefully. In addition, we have included a list of commonly asked questions and answers on the next page.

     While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card or by voting through the Internet. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it in the enclosed postage-paid envelope so the maximum number of shares may be voted. You may also vote easily and quickly through the Internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. The proxy is revocable at any time prior to its use. Your vote is important to us. Please do not hesitate to call Nicholas-Applegate at 1-800-551-8146 or the Portfolios at 1-800-545-6331 if you have any questions about the proposals. Thank you for taking the time to consider these important proposals and for your investment in the Portfolios.


                                           Sincerely,


                                           /s/ James R. Foggo
                                           -----------------------------
                                           James R. Foggo
                                           President, The Arbor Fund

                                IMPORTANT NOTICE



Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.

QUESTIONS & ANSWERS

Q:   Why Am I Voting on a Sub-Advisory Agreement?

A: Federal securities laws require a vote by a portfolio's shareholders whenever a portfolio's investment adviser or sub-adviser experiences certain changes in its ownership structure. Such a change occurred when Allianz of America acquired Nicholas-Applegate Capital Management, L.P., the Portfolios' sub-adviser, on January 31, 2001. Nicholas-Applegate has been providing investment sub-advisory services to the Portfolios since then under an interim agreement, approved by the Board of Trustees, that is scheduled to expire on June 30, 2001. The Golden Oak Growth Portfolio is seeking shareholder approval of the following proposal:

     o Approval of a new sub-advisory agreement between and among Citizens Bank, Nicholas-Applegate and the Trust, on behalf of the Golden Oak Growth Portfolio.

     The Golden Oak Tax-Managed Equity Portfolio is seeking shareholder approval of the following proposal:

     o Approval of a new sub-advisory agreement between and among Citizens Bank, Nicholas-Applegate and the Trust, on behalf of the Golden Oak Tax-Managed Equity Portfolio.

     Please refer to the proxy statement for a detailed explanation of these proposals.

Q:   How Will This New Sub-Advisory Agreement Affect My Portfolio?

A: The New Sub-Advisory Agreement should not have any affect on your Portfolio. You can expect the same level of management expertise and service from Nicholas-Applegate to which you've grown accustomed. The management and investment advisory personnel of Nicholas-Applegate that provided investment management services to the Portfolios prior to the transaction are continuing to do so. The terms of the proposed new investment sub-advisory agreement between Citizens Bank, Nicholas-Applegate and the Trust (on behalf of each of the Portfolios) are substantially identical to the terms of the Portfolios' current investment sub-advisory agreement, except for the dates of execution, effectiveness and termination. THE PROPOSALS DO NOT REQUEST AN INCREASE IN THE RATE OF THE PORTFOLIOS' INVESTMENT SUB-ADVISORY FEES. FURTHER, THE PROPOSED TRANSACTION WILL NOT RESULT IN A CHANGE IN THE PORTFOLIOS' PORTFOLIO MANAGERS.

Q:   Will My Vote Make a Difference?

A: Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card or through the Internet will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Portfolio(s).

Q:   Whom Do I Call If I Have Questions?

A: For a question regarding the proposals, please call either the Portfolios at 1-800-545-6331 or Nicholas-Applegate at 1-800-551-8146 between 9:00
     a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Q.   How Does The Arbor Fund's Board Of Trustees Recommend That I Vote?

A. After careful consideration, The Arbor Fund's Board of Trustees unanimously recommends that you vote "FOR" the approval of the New Sub-Advisory
     Agreement. The Board also wishes to remind you to vote and return ALL of the proxy ballot cards you receive. This means that if you receive multiple proxies and ballot cards, please fill out and return each and every ballot card you receive.

Q:   How Do I Send My Vote?

A: You may mail your proxy card using the enclosed postage-paid envelope. YOU MAY ALSO VOTE EASILY AND QUICKLY THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD.

                                 The Arbor Fund

                           Golden Oak Growth Portfolio
                     Golden Oak Tax-Managed Equity Portfolio
            (EACH A "PORTFOLIO," AND COLLECTIVELY, THE "PORTFOLIOS")

                            c/o SEI Investments, Inc.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on June 11, 2001

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of The Arbor Fund (the "Trust"), with respect to two of its series, the Golden Oak Growth Portfolio (the "Growth Portfolio") and the Golden Oak Tax-Managed Equity Portfolio (the "Tax-Managed Equity Portfolio"), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, on Monday, June 11, 2001 at [3:30 p.m.], Eastern time, for the purposes of considering the proposals set forth below. Proposals 1 and 2, if approved by each Portfolio, respectively, will permit Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") to continue to act as sub-adviser to the Portfolios.

------------------------------------------------------------------------------------ -------------------------------------
Proposals:                                                                           Portfolios Solicited:
------------------------------------------------------------------------------------ -------------------------------------

Proposal 1: To approve a new sub-advisory agreement between and among Golden Oak     Golden Oak Growth Portfolio
Growth Portfolio  Citizens Bank,  Nicholas-Applegate  Capital Management and The
Arbor Fund, on behalf of the Golden Oak Growth Portfolio.
------------------------------------------------------------------------------------ -------------------------------------

Proposal 2: To approve a new sub-advisory agreement between and among Golden Oak     Golden Oak Tax-Managed Equity
Tax-Managed Equity Citizens Bank,  Nicholas-Applegate Capital Management and The     Portfolio
Arbor Fund, on Portfolio behalf of the Golden Oak Tax-Managed Equity Portfolio.
------------------------------------------------------------------------------------ -------------------------------------

Proposal 3: The  transaction  of  such  other  business  as may  properly  be        Golden Oak Tax-Managed Equity
brought before the meeting or any adjournments thereof.                              Portfolio
                                                                                     Golden Oak Growth Portfolio
------------------------------------------------------------------------------------ -------------------------------------

     All shareholders are cordially invited to attend the Meeting. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

     Shareholders of record at the close of business on April 25, 2001 are entitled to receive notice of and to vote at the Meeting or any adjournments thereof. Shareholders will vote on the proposals, and the proposed Sub-Advisory Agreement will be effected only if a majority of the shareholders of each Portfolio entitled to vote approve each proposal.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD IN ONE OF THE FOUR METHODS DESCRIBED IN THE PROXY CARD. RETURNING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.



                                        By Order of the Board of Trustees



                                        /s/ James R. Foggo
                                        --------------------------------
                                        James R. Foggo
                                        President

                                 PROXY STATEMENT

                                 THE ARBOR FUND

                            c/o SEI Investments, Inc.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                [1-800-545-6331]

                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
                           GOLDEN OAK GROWTH PORTFOLIO
                               Dated [May 3], 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Arbor Fund (the "Trust") in connection with the Special Meeting of Shareholders (the "Meeting") of the Trust's Golden Oak Tax-Managed Equity Portfolio (the "Tax-Managed Equity Portfolio") and the Golden Oak Growth Portfolio (the "Growth Portfolio") (each a "Portfolio, and collectively, the "Portfolios") to be held on Tuesday, June 11, 2001 at [3:30 p.m.], Eastern time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456. This Proxy Statement is being furnished to permit the Trust, on behalf of each Portfolio, to consider a new sub-advisory agreement with Citizens Bank and Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate").

----------------------------------------------------------------------------------------------------------------------------
Proposals:                                                                             Portfolios Solicited:
-------------------------------------------------------------------------------------- -------------------------------------

Proposal 1: To approve a new sub-advisory  agreement  between and among Citizens       Golden Oak Growth Portfolio
Golden Oak Growth Portfolio Bank,  Nicholas-Applegate Capital Management and The
Arbor Fund, on behalf of the Golden Oak Growth Portfolio.
-------------------------------------------------------------------------------------- -------------------------------------

Proposal 2: To approve a new sub-advisory  agreement  between and among Citizens       Golden Oak Tax-Managed Equity
Golden Oak Tax-Managed  Equity Bank,  Nicholas-Applegate  Capital Management and       Portfolio
The Arbor  Fund,  on behalf  of the  Portfolio  Golden  Oak  Tax-Managed  Equity
Portfolio.
-------------------------------------------------------------------------------------- -------------------------------------

Proposal 3: The  transaction  of  such other business as may properly be brought       Golden Oak Tax-Managed Equity
before the meeting or any adjournments thereof.                                        Portfolio
                                                                                       Golden Oak Growth Portfolio
-------------------------------------------------------------------------------------- -------------------------------------

PROPOSALS 1 AND 2:

         The sub-advisory agreement between the Citizens Bank, Nicholas-Applegate and the Trust on behalf of each Portfolio terminated when Nicholas-Applegate was acquired on January 31, 2001 by Allianz of America, Inc., a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Nicholas-Applegate has served as sub-adviser to each of the Portfolios under an interim agreement since the transaction. It is proposed that Nicholas-Applegate continue to serve as sub-adviser to the Portfolios under a new agreement described in the attached proxy statement. THE BOARD OF TRUSTEES HAS APPROVED, AND IS RECOMMENDING THAT SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE TO APPROVE, A NEW SUB-ADVISORY AGREEMENT BETWEEN AND AMONG CITIZENS BANK, NICHOLAS-APPLEGATE AND THE TRUST, ON BEHALF OF THE PORTFOLIOS.

                                    PROPOSALS


INTRODUCTION

     The Board of Trustees has called this Meeting to permit shareholders of the Golden Oak Growth and Tax-Managed Portfolios to vote on a new sub-advisory agreement, which is to take effect upon approval by shareholders. The interim agreement currently in effect will terminate no later than June 30, 2001. This Proxy Statement solicits votes on these Proposals to approve a new sub-advisory agreement between and among Citizens Bank, Nicholas-Applegate and the Trust, on behalf of each of the Growth Portfolio (Proposal 1) and the Tax-Managed Equity Portfolio (Proposal 2) that will replace the interim agreement. AS DESCRIBED BELOW, THE PROPOSALS DO NOT REQUEST AN INCREASE IN THE RATE OF THE PORTFOLIOS' INVESTMENT SUB-ADVISORY FEES.

PROPOSAL 1. APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AND AMONG CITIZENS BANK, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT L.P. AND THE ARBOR FUND, ON BEHALF OF THE GOLDEN OAK GROWTH PORTFOLIO.

PROPOSAL 2. APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AND AMONG CITIZENS BANK, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT L.P. AND THE ARBOR FUND, ON BEHALF OF THE GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO.

Background

     On February 20, 2001, the Trust's Board, including a majority of the non-interested Trustees, approved a new sub-advisory agreement by and between and among Citizens Bank, Nicholas-Applegate and the Trust, on behalf of each the Portfolios (the "New Sub-Advisory Agreement") embodying identical terms and fees as the Portfolios' previous investment sub-advisory agreement with Nicholas-Applegate (the "Old Sub-Advisory Agreement"), except for the dates of execution, effectiveness and termination. Shareholders of each of the Portfolios are being asked to approve the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is attached as Exhibit A to this proxy statement.

     Nicholas-Applegate has agreed to pay all expenses relating to the procurement of a shareholder vote. If shareholder approval by each Portfolio is not forthcoming, the Portfolios' Board will meet to discuss its options, which may include recommending the hiring, subject to Board and shareholder approval, of one or more new sub-advisers for the Growth Portfolio or the Tax-Managed Equity Portfolio, as applicable.

The Transaction and Approval of Interim Agreement with Nicholas-Applegate

     Allianz of America, Inc. ("Allianz") completed its transaction of Nicholas-Applegate (the "transaction") on January 31, 2001. The transaction created an "assignment," which caused the Old Sub-Advisory Agreement to terminate immediately as required by the Investment Company Act of 1940 (the "1940 Act"). In anticipation of the transaction and termination of the Old Sub-Advisory Agreement, the Trust's Board of Trustees met in person on November 13, 2000 to consider and approve an interim investment sub-advisory agreement between and among Citizens Bank, Nicholas-Applegate and the Trust on behalf of each Portfolio (the "Interim Agreement") for the interim period of up to 150 days between the transaction and approval of the New Sub-Advisory Agreement by shareholders. The Board of Trustees of the Trust, including the Trust's "independent Trustees," unanimously approved the Interim Agreement on behalf of each Portfolio. The purpose of the Interim Agreement with Nicholas-Applegate is to allow Nicholas-Applegate to continue to provide investment sub-advisory services to the Portfolios while the required shareholder approval of New Sub-Advisory Agreement is pending.

     The Interim Agreement with Nicholas-Applegate provides that any advisory fees earned by Nicholas-Applegate under the agreement for each Portfolio shall be held in an interest-bearing escrow account and be paid upon approval of the New Sub-Advisory Agreement by shareholders of each Portfolio. If shareholders of each Portfolio do not vote to approve the New Sub-Advisory Agreement, Nicholas-Applegate shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Sub-Advisory Agreement is not approved, Nicholas-Applegate may serve as the Portfolios' investment sub-adviser on a temporary basis while the Trustees consider further action.

     In evaluating the Interim Agreement on behalf of each of the Portfolios, the Trustees reviewed materials furnished by Nicholas-Applegate, including information regarding its personnel, operations and financial condition. The Trustees also reviewed the terms of the transaction and its possible effects on each of the Portfolios and its shareholders. Representatives of Nicholas-Applegate discussed with the Trustees the anticipated effects of the transaction, and indicated their belief that as a consequence of the transaction, the operations and advisory and other services to the Portfolios would not be materially adversely affected and may be enhanced by the resources of Allianz, though there could be no assurance as to any particular benefits that may result. Representatives of Nicholas-Applegate indicated that there would be no changes, other than changes in the ordinary course of business, in the management or operations of Nicholas-Applegate relating to the Portfolios, the personnel managing the Portfolios or in the other service providers to or business activities of the Portfolios. Allianz and Nicholas-Applegate do not anticipate that the transaction or any ancillary transactions will cause any reduction of the services now provided by Nicholas-Applegate to the Portfolios or have any adverse effect on Nicholas-Applegate's ability to fulfill its obligations under the New Sub-Advisory Agreement or to operate its businesses in a manner consistent with its past business practices.

Approval of the New Sub-Advisory Agreement and the Recommendation of the Board

     The Board of Trustees met in person on February 20, 2001 to consider the approval of the New Sub-Advisory Agreement to take effect for each Portfolio upon approval by shareholders of each Portfolio. The Trustees, including the independent Trustees, unanimously approved the New Sub-Advisory Agreement and recommended that the shareholders of each Portfolio vote to approve the New Sub-Advisory Agreement at the Meeting. In making their recommendation, the Trustees considered, among other things, the experience of Nicholas-Applegate in investment company management, the continued service of the key personnel in fund management, and that the proposed compensation under the New Sub-Advisory Agreement is identical to the rate of compensation under the Old Sub-Advisory Agreement. Specifically, the Trustees considered the following in making their recommendation: (1) that the fee and expense ratios of each of the Portfolios are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the relative performance of each of the Portfolios since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Sub-Advisory Agreement are substantially identical to those of the Old Sub-Advisory
Agreement, except for different execution dates and effective dates and termination dates; (4) the favorable history, reputation, qualification and background of Nicholas-Applegate, as well as the qualifications of its personnel and its financial condition; (5) the commitment of Nicholas-Applegate to pay the expenses of each of the Portfolios in connection with the transaction so that shareholders of each of the Portfolios would not have to bear such expenses; and (6) the possibility of benefits that may be realized by each of the Portfolios as a result of Allianz's resources.

     Based upon a review of the above factors, the Board concluded that the terms of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Portfolios and the shareholders. THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY VOTED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT FOR EACH OF THE PORTFOLIOS AND TO RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WITH NICHOLAS-APPLEGATE.

Duties Under the New Sub-Advisory Agreement

     Under the New Sub-Advisory Agreement with Nicholas-Applegate, Nicholas-Applegate will make the daily investment decisions for the Growth Portfolio and Tax-Managed Equity Portfolio and will review, supervise, and administer the investment program for each of the Portfolios. Nicholas-Applegate will discharge its responsibilities subject to the supervision of Citizens Bank and the Trustees of the Trust in a manner consistent with each Portfolio's investment objectives, policies and limitations. The New Sub-Advisory Agreement with Nicholas-Applegate also provides that Nicholas-Applegate will not be protected against any liability to the Growth Portfolio or the Tax-Managed Equity Portfolio or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by Nicholas-Applegate of its obligations or duties thereunder.

Duration and Termination

     If approved by shareholders of each Portfolio at the Meeting, the New Sub-Advisory Agreement with Nicholas-Applegate would take effect immediately for each Portfolio.

     Unless terminated earlier, the New Sub-Advisory Agreement with Nicholas-Applegate will continue in effect with respect to each Portfolio for a period of two years from the date of effectiveness, and thereafter, for periods of one-year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities of each Portfolio or by the Board of Trustees, and (ii) by the vote of a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement is also terminable by Nicholas-Applegate at any time without penalty, on not more than 60 days' written notice by the Board of Trustees or by vote of a majority of each of the Growth Portfolio's and Tax-Managed Equity Portfolio's outstanding voting securities.

Compensation

     Under the New Sub-Advisory Agreement, the Trust will pay Nicholas-Applegate a monthly sub-advisory fee equal, on an annual basis, to 0.40% of the aggregate average daily net assets of the Trust's Portfolios to which the Sub-Adviser serves as sub-adviser. THESE TERMS OF COMPENSATION ARE UNCHANGED FROM THOSE OF THE OLD SUB-ADVISORY AGREEMENT.

     Under the Old Sub-Advisory Agreement, the Trust paid Nicholas-Applegate the following fees for its services to the Portfolios (stated as a percentage of assets and in dollars) for the most recently ended fiscal year available (1/31/2001):


Portfolio                                 Fees Paid (%)    Fees Waived (%)    Fees Paid ($)    Fees Waived ($)
---------                                 -------------    ---------------    -------------    ---------------
     Golden Oak Growth Portfolio               0.40             0.00             340,000             0
     Golden Oak Tax-Managed
         Equity Portfolio                      0.40             0.00             142,000             0


Conclusion

     If the shareholders of one or both of the Portfolios do not approve the New Sub-Advisory Agreement, the Trustees would consider what further action to take with respect to that Portfolio(s), consistent with their fiduciary duties to such Portfolio(s). Such actions may include obtaining interim investment sub-advisory services at cost or at the current fee rate either from Nicholas-Applegate or from another advisory organization for the Portfolio(s). Thereafter, the Trustees either would negotiate a new investment sub-advisory agreement with an advisory organization selected by the Trustees or would make other appropriate arrangements for the Portfolio(s).

Executive Committee Management

     Nicholas-Applegate is managed by an Executive Committee, which serves as the functional equivalent of a board of directors. The name and principal occupation of the current Executive Committee members of Nicholas-Applegate are as follows:


Arthur E. Nicholas                           Chairman of the Executive Committee

Catherine Somhegyi-Nicholas                  Chief Investment Officer

Eric S. Sagerman                             Head of Global Marketing

John J.P. McDonnell                          Chief Operating Officer

The address for Nicholas-Applegate and the Executive Committee members is 600 West Broadway, San Diego California 92101.


Information Regarding Allianz

     Allianz AG, the parent of Allianz, is a publicly traded German Aktiengesellschaft (a German publicly traded company) which, together with its subsidiaries, comprise one of the world's leading financial services companies Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 77 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. As of January 1, 2001, the Allianz Group had approximately $650 billion in assets under management, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany.

     As a result of the transaction, Allianz controls Nicholas-Applegate through its controlling interests in MacIntosh, LLC, an entity into which
Nicholas-Applegate merged. Allianz is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Operationally, Nicholas-Applegate became a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. Nicholas-Applegate is continuing to operate under is pre-existing name.

     As part of the transaction, Nicholas-Applegate's most senior officers entered into five-year employment agreements with Nicholas-Applegate, along with employment, incentive and retention agreements with other key employees. No change is anticipated in either of the Portfolios' portfolio managers or its portfolio management team in connection with the transaction. There can be no assurance, however, that any particular Nicholas-Applegate employee will choose to remain an employee for any specified period following the transaction.

Anticipated Benefits of the Transaction

     Nicholas-Applegate anticipates that the transaction and its affiliation with Allianz AG will benefit Nicholas-Applegate, each Portfolio and its respective shareholders by (i) solidifying Nicholas-Applegate's position as a global company in an increasingly global industry; (ii) expanded product offerings to accommodate an increased variety of investor styles and objectives;
(iii) greater access to information resources; (iv) additional opportunities for Nicholas-Applegate's employees and the benefits of being part of a larger, financially stronger company; and (v) the Allianz Group has made the growth of its asset management operations a key component of its business plans, a commitment which should assist Nicholas-Applegate in continuing to expand its business, and maintain the high level of services it provides to the Portfolios.

     Nicholas-Applegate serves as investment adviser or sub-adviser to the following portfolios of Nicholas-Applegate Funds, which have investment objectives similar to that of the Golden Oak Growth Portfolio. Nicholas-Applegate does not provide services as an investment adviser to a portfolio comparable to the Golden Oak Tax-Managed Equity Portfolio. All figures are as of the Nicholas-Applegate Portfolios' most recent available audited financial statements for its fiscal year ended:

                                                              Net Assets (000)                           Fee Paid After
                                                             as of 04/05/01 ($)   Contractual Fee (%)     Waivers (%)
                                                             -------------------- -------------------- -------------------

   Golden Oak Growth Portfolio                                                            .40                 .40
   ---------------------------
   Nicholas-Applegate Mid Cap Growth Fund                    $105,000                     .75                 .67
   Nicholas-Applegate Fund, Inc.                             $372,000                     .75                 .75
   Golden Oak Tax-Managed Equity Portfolio                                                .40                 .40
   ---------------------------------------

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides certain legal protections to an adviser, in the context of a change in control of an investment adviser to a registered investment company, with respect to the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied.

     First, an "unfair burden" may not be imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board has not been advised by Nicholas-Applegate of any circumstances arising from the transaction that will result in the imposition of an "unfair burden" on either of the Portfolios. Moreover, Nicholas-Applegate has advised the Trustees that it will take no action which would have the effect, directly or indirectly, of not satisfying any of the provisions of Section 15(f) of the 1940 Act in respect of the transaction. Nicholas-Applegate has also advised the Trustees that during the two-year period following the transaction, Nicholas-Applegate does not intend to change its policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire.

     The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Trust's Board complies with this condition.

Required Vote

     Approval of each of Proposal 1 and Proposal 2 by each Portfolio requires the affirmative vote of a majority of the outstanding voting securities of each Portfolio. The 1940 Act defines "majority of the outstanding voting securities" as the vote of (i) 67% or more of a fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a fund are present or represented by proxy, or (ii) more than 50% of the fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against any proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions and "broker non-votes" will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the proposal.


                  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS
               OF EACH OF THE PORTFOLIOS VOTE FOR APPROVAL OF THE
                     NEW AGREEMENT WITH NICHOLAS-APPLEGATE.

                               GENERAL INFORMATION


Investment Adviser

     Citizens Bank serves as the investment adviser ("Citizens" or the "Adviser") to the Portfolios. Citizens Bank is located at 328 S. Saginaw Street, Flint, MI 48502. Citizens is registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Citizens has managed bank common funds, pension plan assets and personal trust assets since 1927. As of December 31, 2001, Citizens had approximately $8.4 billion in assets under management.

Administrator

     SEI Investments Mutual Funds Services serves as Administrator of the Portfolios pursuant to an administration agreement. The principal offices of SEI are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distributor

     SEI Investments Distribution Co. (the "Distributor"), an affiliate of the Administrator, serves as Distributor of the Portfolios' shares pursuant to a distribution agreement. The principal offices at the Distributor are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


Fund Transactions

     For the  fiscal  year ended  January  31,  2001,  the  Portfolios  paid the
following  brokerage  commissions  to  SEI  Distribution   Company,   Inc.,  the
Portfolios' principal underwriter:

Portfolio                            Total Amount of Brokerage        Total Brokerage
                                           Paid to SEI ($)            through SEI (%)
                                    ----------------------------------------------------
Golden Oak Growth Portfolio                    XXX                           X.XX
Golden Oak Tax-Managed                         XXX                           X.XX
   Equity Portfolio


Trustees and Officers of the Trust

     None of the trustees or officers of the Trust who hold positions with Nicholas-Applegate have an interest in Nicholas-Applegate or in a person controlling, controlled by or under common control with Nicholas-Applegate.

Record Date and Outstanding Shares

     Only shareholders of record as of the close of business on April 25, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date the following shares were outstanding and entitled to vote:


--------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                      Outstanding Shares                     Proposal
------------------------------------------------------ -------------------------------------------------- ----------------
       Institutional Shares                                             xx,xxx,xxx.xxx                           1
------------------------------------------------------ -------------------------------------------------- ----------------
       Class A Shares                                                   xx,xxx,xxx.xxx                           1
------------------------------------------------------ -------------------------------------------------- ----------------

--------------------------------------------------------------------------------------------------------- ----------------
Tax-Managed Equity Portfolio                                          Outstanding Shares                     Proposal
------------------------------------------------------ -------------------------------------------------- ----------------
       Institutional Shares                                             xx,xxx,xxx.xxx                           2
------------------------------------------------------ -------------------------------------------------- ----------------
       Class A Shares                                                   xx,xxx,xxx.xxx                           2
------------------------------------------------------ -------------------------------------------------- ----------------

Security Ownership of Certain Beneficial Owners and Management

     Growth Portfolio. As of the Record Date, the officers and Trustees of the Growth Portfolio as a group, beneficially owned less than 1% of the outstanding Institutional Shares and Class A Shares of the Growth Portfolio. As of the Record Date, to the best of the knowledge of the Growth Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the two classes of the Growth Portfolio:


--------------------------------------------------------------------------------------------------------------------------
                  Name and Address                         Class         Percentage Ownership        Type of Ownership
------------------------------------------------------ --------------- -------------------------- ------------------------

------------------------------------------------------ --------------- -------------------------- ------------------------

------------------------------------------------------ --------------- -------------------------- ------------------------

         Tax-Managed Equity Portfolio. As of the Record Date, the officers and Trustees of the Tax-Managed Equity Portfolio as a group, beneficially owned less than 1% of the outstanding Institutional Shares and Class A Shares of the Tax-Managed Equity Portfolio. As of the Record Date, to the best of the knowledge of the Tax-Managed Equity Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the two classes of the Tax-Managed Equity Portfolio:

--------------------------------------------------------------------------------------------------------------------------
                  Name and Address                         Class         Percentage Ownership        Type of Ownership
------------------------------------------------------ --------------- -------------------------- ------------------------

------------------------------------------------------ --------------- -------------------------- ------------------------

------------------------------------------------------ --------------- -------------------------- ------------------------


Expenses

     In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trust or the Adviser. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be borne by Nicholas-Applegate. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Adjournment

     In the event that sufficient votes in favor of any of the proposals (Proposals 1, 2 or 3) set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of each proposal. They will vote against any such adjournment those proxies required to be voted against each proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Nicholas-Applegate and its affiliates.

Shareholder Proposals

     The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust, c/o SEI Investments Company, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Reports to Shareholders

         The Trust will furnish, without charge, a copy of the most recent Annual Report to shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Shareholders should make requests by writing to the Trust c/o SEI Investments Mutual Funds Services, at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling the Portfolios at 1-800-545-6331.

Other Matters

         The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND
                 DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY
                     IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

OTHER BUSINESS

     The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

     Shareholder  inquiries may be addressed to the Portfolios in writing at the
address   on  the  cover   page  of  this   Proxy   Statement   or  by   calling
1-800-545-6331.

               SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE
           MEETING ARE REQUESTED TO VOTE BY MAIL, PHONE, THE INTERNET,
             OR IN PERSON AT THE MEETING. INFORMATION ON THE VARIOUS
             MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

                                   EXHIBIT A:
                                 THE ARBOR FUND
                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT




     AGREEMENT executed as [DATE], by and between The Arbor Fund, Citizens Bank, a Michigan bank (the "Adviser") and Nicholas-Applegate Capital Management, a California limited partnership and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser is the investment adviser for The Golden Oak Family of Funds, each a series of The Arbor Fund (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for the Golden Oak Growth and the Golden Oak Tax-Managed Equity Portfolios, diversified investment portfolios of the Trust (the "Portfolios").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Portfolios for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on July 24, 1992, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) The Trust's By-Laws and amendments thereto;

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-50718) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relating to the Portfolios; and

          (f) The Trust's most recent prospectus and Statement of Additional Information for the Portfolios (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject always to the supervision of the Trust"s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Portfolios and place all orders for the purchase and sale of securities, all on behalf of the Portfolios. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Portfolios (as set forth in Section 8, below), and will monitor the Portfolios' investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Portfolios. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Portfolios and to consult with each other regarding the investment affairs of the Portfolios. The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

     The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

          (c) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, SEI Financial Services Company or any affiliated person of either the Trust, the Adviser, SEI Financial Services Company or the Sub-Adviser, except as may be permitted under the 1940 Act;

          (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of the Portfolios, including, without limitation, review of the general investment strategies of the Portfolios, respectively, the performance of the Portfolios in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

          (e) will maintain books and records with respect to the Trust's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request;

          (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

          (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Portfolios.

     4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolios, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

     6. Compensation. For the services to be provided by the Sub-Adviser pursuant to this Agreement, each Portfolio will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at an annual rate of .40% of the average daily net assets of each Portfolio. This fee will be computed daily and paid to the Sub-Adviser quarterly.

     7. Services to Others. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever a Portfolio and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Portfolio may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     8. Standard of Care. Each of the Adviser and Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of Sub-Adviser will be based on advice and information deemed to be reliable but not guaranteed by or to Sub-Adviser. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the

Adviser may have against Sub-Adviser under any federal securities laws based on negligence and which cannot be modified in advance by contract.

     9. Indemnification. Each of the Adviser and Sub-Adviser agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 8 hereof.

     10. Duration and Termination. This Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of the Portfolios in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years.

     Thereafter, if not terminated, this Agreement will continue in effect for the Portfolios for successive periods of twelve (12) months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Portfolios. Notwithstanding the foregoing, this Agreement may be terminated as to the Portfolios at any time, without the payment of any penalty, on not more than sixty (60) days' and not less than thirty (30) days' written notice by the Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Multiple Originals. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

     13. Custody. All securities and other assets of the Portfolios shall be maintained with a custodian designated by the Adviser. Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the laws of the state of Michigan. The Sub-Adviser shall notify the Adviser of any changes in its partners within a reasonable time.

     The names "The Arbor Fund" and "Trustees of The Arbor Fund" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the

Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Arbor Fund" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with the Portfolios must look solely to the assets of the Trust belonging to the Portfolios for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                         THE ARBOR FUND

                         By:
                            ----------------------------------

                         Name:
                              --------------------------------

                         Title:
                               -------------------------------



                         CITIZENS BANK

                         By:
                            ----------------------------------

                         Name:
                              --------------------------------

                         Title:
                               -------------------------------



                         NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.

                         By:
                            ----------------------------------

                         Name:
                              --------------------------------

                         Title:
                               -------------------------------

                                 THE ARBOR FUND
                               C/O SEI CORPORATION
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                           Golden Oak Growth Portfolio

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  June 11, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

     The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of Trust to be held on Monday, June 11, 2001, and any adjournments thereof, to vote all of the shares of the Trusts that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

1)   Read the Proxy Statement and Proxy Card below at hand.
2) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.
3)   Return the Proxy Card to the address provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

THE ARBOR FUND
Golden Oak Growth Portfolio

Vote On Proposal

1. To consider and vote upon a proposal to approve a new sub-advisory agreement between and among Citizens Bank, Nicholas-Applegate Capital Management, L.P.and the Trust, on behalf of the Golden Oak Growth Portfolio.

           For                    Against                     Abstain


Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.



Dated:                                    Dated:
      -------------, 2001                        --------------, 2001



----------------------------------        --------------------------------------
Signature                                 Signature

                                 THE ARBOR FUND
                               C/O SEI CORPORATION
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                     Golden Oak Tax-Managed Equity Portfolio

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  June 11, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

     The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of Trust to be held on Monday, June 11, 2001, and any adjournments thereof, to vote all of the shares of the Trusts that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

4)   Read the Proxy Statement and Proxy Card below at hand.
5) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.
6)   Return the Proxy Card to the address provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

THE ARBOR FUND
Golden Oak Tax-Managed Equity Portfolio

Vote On Proposal

1. To consider and vote upon a proposal to approve a new sub-advisory agreement between and among Citizens Bank, Nicholas-Applegate Capital Management, L.P.and the Trust, on behalf of the Golden Oak Tax-Managed Equity Portfolio.

           For                    Against                     Abstain


Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated:
      ------------ 2001                  Dated:
                                               --------------, 2001



----------------------------------        --------------------------------------
Signature                                 Signature